                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2004

                                 Omnicare, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                       1-8269                 31-1001351
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

     100 East RiverCenter Boulevard                                41011
               Suite 1600                                        (Zip Code)
           Covington, Kentucky
(Address of principal executive offices)

Registrant's telephone number, including area code: (859) 392-3300

                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 7. Financial Statements and Exhibits

     (c)  Exhibits.

Exhibit Number    Description of Exhibit
--------------    ----------------------
     99.1         Press Release of Omnicare, Inc., dated February 12, 2004

Item 12. Results of Operations and Financial Condition

     On February 12, 2004, Omnicare, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2003. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                OMNICARE, INC.


                                                By: /s/ David W. Froesel, Jr.
                                                    ----------------------------
                                                Name:  David W. Froesel, Jr.
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

Dated: February 12, 2004


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

                                INDEX TO EXHIBITS

Exhibit Number    Description of Exhibit
--------------    ----------------------
     99.1         Press Release of Omnicare, Inc., dated February 12, 2004


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